UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 14, 2013

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                                                                 20-8610073

(Commission File Number)                                                          (IRS Employer Identification No.)

 19111 North Dallas Parkway, Suite 200

          Dallas, TX                                                                                         75287

(Address of principal executive offices)                                                              (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On February 7, 2013, Blue Calypso, Inc. (the “Company”) produced an investor presentation video in which Bill Ogle, the Company’s Chairman and Chief Executive Officer, discussed the Company’s progress with respect to its product offerings, market opportunities and outlook for 2013. The presentation was not open to the public but was videotaped and will be posted in the Company’s website http://www.bluecalypso.com on or after February 14, 2013. The video is comprised of Mr. Ogle’s presentation followed by a Q&A session. Copies of the slides used in Mr. Ogle’s presentation are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference. In addition, a copy of the transcript of the Q&A portion of the presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein represent “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, maintain existing relationships with our lender, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel both in our existing markets and in new territories in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this report. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this report to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based.  We qualify all of our forward-looking statements by these cautionary statements.

Item 9.01

Financial Statements and Exhibits.

99.1

Blue Calypso, Inc. Presentation Slides

99.2

Blue Calypso, Inc. Transcript of Q&A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  February 14, 2013

By: /s/ William Ogle

       William Ogle

Chief Executive Officer

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